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                                                                  EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
ImClone System Incorporated:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                 /s/ KPMG LLP

Princeton, New Jersey
November 8, 2000